UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

(540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of First National Corporation (the "Company") was held on May 13, 2026, for the purpose of considering and acting upon the following matters:

(1)	The election of twelve directors to serve for a term of one year; and

(2)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2026.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 - Election of Directors

The Company's shareholders elected all twelve nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jason C. Aikens	5,576,274	152,235	1,073,246
Emily Marlow Beck	5,556,759	171,750	1,073,246
Boyce E. Brannock	5,579,486	149,023	1,073,246
W. Michael Funk	5,569,066	159,443	1,073,246
Scott C. Harvard	5,530,679	197,830	1,073,246
George Edwin Holt, III	5,584,248	144,261	1,073,246
Toni T. Lee-Andrews	5,553,067	175,442	1,073,246
Kirtesh Patel	5,576,259	152,250	1,073,246
Gerald F. Smith, Jr.	5,549,411	179,098	1,073,246
Norman D. Wagstaff, Jr.	5,552,777	175,732	1,073,246
James R. Wilkins, III	5,559,781	168,728	1,073,246
William S. Wilkinson	5,564,284	164,225	1,073,246

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's shareholders approved the ratification of the Audit Committee's selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2026. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
6,773,790	26,530	1,435

Item 8.01	Other Events.

Dividend Declaration

On May 13, 2026, the Board of Directors of the Company declared a quarterly cash dividend of $0.17 per common share, which is payable on June 12, 2026, to shareholders of record as of May 29, 2026.

Election of New Chair and Vice Chair of the Board

On May 13, 2026, Board of Directors of the Company elected Gerald F. Smith, Jr. as Chair of the Board of Directors and James R. Wilkins, III as Vice Chair immediately following the Company’s Annual Meeting of Shareholders. The elections follow the retirement of Elizabeth Cottrell, who concluded a distinguished tenure of service as Chairperson of the Board.

The election was announced on May 14, 2026, and a copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 14, 2026	By:	/s/ Brad E. Schwartz
Brad E. Schwartz
Executive Vice President and Chief Financial Officer

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